Subsequent Events	9 Months Ended	12 Months Ended
	Dec. 31, 2020	Mar. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

10. Subsequent Events

We evaluated all events or transactions that occurred after the balance sheet date through the date when we issued these financial statements, and, other than the events set forth herein, we did not have any other material recognizable subsequent events during this period.

On January 18, 2021 and January 25, 2021, a private investor exercised warrants providing for the issuance of 200,000 shares of our common stock, in the aggregate, at an exercise price of $1.00 per share resulting in aggregate gross proceeds of $200,000.

8. Subsequent Events

We evaluated all events or transactions that occurred after the balance sheet date through the date when we issued these financial statements and, other than the issuance of common stock as further described below, we did not have any material recognizable subsequent events during this period.

On April 29, 2020, we entered into a subscription agreement with a private investor for the purchase of 478,750 shares of our common stock, at a purchase price of $1.00 per share, resulting in cash proceeds of $478,750. This transaction was a part of a private placement of 500,000 shares of common stock. We paid a placement fee of $50,000 in connection with these transactions. On May 1, 2020, we issued a warrant to purchase 1,500,000 shares of common stock at $1.00 per share. The warrant expires on April 30, 2021. We also agreed that upon the full and timely exercise of this warrant, it would issue a second warrant for an additional 1,500,000 shares of common stock at a purchase price of $1.50 per share; this second warrant will have a term of 12 months from the date of issue. All of these transactions were exempt from registration under the Securities Act of 1933 pursuant to Regulation S thereunder.